Exhibit 99.2

First Quarter 2021 Operating & Financial Results Conference Call May 3, 2021 4:30 PM Eastern https://ir.lanternpharma.com/

FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements include, among other things, statements relating to : future events or our future financial performance ; the potential advantages of our RADR ® platform in identifying drug candidates and patient populations that are likely to respond to a drug candidate ; our strategic plans to advance the development of our drug candidates and antibody drug conjugate (ADC) development program ; estimates regarding the development timing for our drug candidates and ADC development program ; our research and development efforts of our internal drug discovery programs and the utilization of our RADR ® platform to streamline the drug development process ; our intention to leverage artificial intelligence, machine learning and genomic data to streamline and transform the pace, risk and cost of oncology drug discovery and development and to identify patient populations that would likely respond to a drug candidate ; estimates regarding potential markets and potential market sizes ; sales estimates for our drug candidates and our plans to discover and develop drug candidates and to maximize their commercial potential by advancing such drug candidates ourselves or in collaboration with others . Any statements that are not statements of historical fact (including, without limitation, statements that use words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "seek," "may," "might," "plan," "potential," "predict," "project," "target,“ “objective,” "aim," "should," "will," "would," or the negative of these words or other similar expressions) should be considered forward - looking statements . There are a number of important factors that could cause our actual results to differ materially from those indicated by the forward - looking statements, such as ( i ) the impact of the COVID - 19 pandemic, (ii) the risk that we may not be able to successfully initiate, conduct, or conclude clinical testing for or obtain marketing approval for our product candidates ; (iii) the risk that no drug product based on our proprietary RADR A . I . platform has received FDA marketing approval or otherwise been incorporated into a commercial product, and (iv) those other factors set forth in the Risk Factors section in our Annual Report on Form 10 - K for the year ended December 31 , 2020 , filed with the Securities and Exchange Commission on March 10 , 2021 . You may access our Annual Report on Form 10 - K for the year ended December 31 , 2020 under the investor SEC filings tab of our website at www . lanternpharma . com or on the SEC's website at www . sec . gov . Given these risks and uncertainties, we can give no assurances that our forward - looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward - looking statements will in fact occur, and we caution investors not to place undue reliance on these statements . All forward - looking statements in this presentation represent our judgment as of the date hereof, and, except as otherwise required by law, we disclaim any obligation to update any forward - looking statements to conform the statement to actual results or changes in our expectations . LTRN 2

1. Business Overview & Background Panna Sharma, CEO 2. Financial Results & Highlights David Margrave, CFO 3. Business Updates Panna Sharma, CEO 4. Milestones Panna Sharma, CEO 5. Q&A Session 3 KEY TOPICS First Quarter 2021 Operating & Financial Results Conference Call May 3, 2021 4:30 PM Eastern

4 Lantern leverages A.I. to rescue and develop cancer therapies and has the potential to transform the cost, risk and timeline of drug development Drugs that have failed clinical trials or have been abandoned by pharma and biotech companies in late stage trials Development of new compounds in drug classes that leverage our AI platform • Big data (genomic, clinical, response) assembled and analyzed • Patient subgroups identified through machine learning and artificial intelligence • Mechanisms of action clarified • Potential combinations identified • Potential for faster and more efficient path to relaunching in the clinical trial setting • Patient stratification based on A.I. enabled genomic biomarker discovery • New patient populations for failed or abandoned drugs based on validated biomarker signatures • Aimed to shorten time to market • Designed to reduce risk in development • Potential for orphan or fast track status • New Chemical Entities designed and filed Failed or Abandoned Drug Assets & New Drug Development RADR ® Responders Non - Responders

Lantern Pharma

Lantern's Unique and Rapidly Developing Pipeline

Indication	Program	R&D	Preclinical	Phase I	Phase II	Phase III
Prostate Cancer *Successfully partnered & out-licensed*	**LP-100** (Irofulven)	Outlicensed to Allarity				
Non-Small Cell Lung Cancer *(Focused on Non-Smokers)*	**LP-300**	Targeting non-smokers with NSCLC of Adenocarcinoma subtype				
Solid Tumors *(Location agnostic tumors identified by RADR® defined genomic signature)*	**LP-184**	**Development Collaborations:** - *Georgetown University – prostate cancer* - *Fox Chase Cancer Center – pancreatic cancer*				
Glioblastoma *(Responsiveness predicted by RADR® and confirmed in wet-lab studies)*	**LP-184**	**Development Collaboration:** - *Johns Hopkins School of Medicine – CNS cancers*				
Hematologic Cancers *(Responsiveness predicted by RADR® confirmed with in-vitro studies)*	**LP-284**					
Solid Tumors *Leveraging novel linker library & with unique DNA-damaging agents with proven antibodies*	**ADC Programs LP-A18**	**Focused on leveraging novel linker library** - *Use with proven antibodies that target specific cancer subtypes with novel payloads*				

Accelerated Development by Leveraging the RADR® A.I. platform

Over 70 issued patents and pending applications across 14 patent families

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Key Milestones Attained During Q1, 2021

- RADR® A.I. platform surpassed 4.0 billion datapoints
- Strengthened IP portfolio with filing of over 10 patent applications
- Launched RADR® collaboration strategy resulting in deal with Actuate
- Initiated preclinical development of LP-284 in highly sensitive hematologic cancers
- Published peer-reviewed studies of RADR® in BMC Bioinformatics and LP-184 in Oncotarget
- Submitted updated clinical development plans to FDA for LP-300 Phase 2 trial in non-smokers with NSCLC
- Expanded potential indications for LP-184 to include ATRT pediatric brain tumors & drug resistant lung cancers
- Balance Sheet cash as of 3/31/21 was $81.4 M, strengthened by Jan. '21 follow-on offering

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7 Peer - Reviewed Publications That Further Validate RADR ® A.I. Platform and LP - 184

Summary Results of Operations 2021 2020 Operating expenses : General and administrative 1,173,258 340,172 Research and development 1,279,037 137,104 Total operating expenses 2,452,295 477,276 NET LOSS $ (2,452,295) $ (477,276) Net loss per common share, basic and diluted $ (0.24) $ (0.24) Weighted Avg. Common Shares Outstanding - Basic and Diluted 10,074,623 2,020,966 8 Three Months Ended March 31, (Unaudited)

Cash $ 81,373,725 $ 19,229,232 Prepaid Expenses & Other Current Assets $1,110,770 $1,007,690 Total Assets $ 82,504,659 $ 20,359,634 Total Liabilities $ 773,033 $ 660,839 Total Stockholders’ Equity $ 81,731,626 $ 19,698,795 Balance Sheet Highlights & Shares Outstanding 9 LANTERN PHARMA INC. (LTRN) -- Total Share Count As of March 31, 2021 Common Shares Outstanding* 11,181,447 Warrants 305,294 Options (Employees, Management and Directors) 823,826 Fully Diluted Shares Outstanding 12,310,567 Follow - on offering (1/20/2021): ● 4,928,571 shares at $14.00 per share ● $68,999,994 Gross Proceeds. 3/31/2021 12/31/2020 (Unaudited)

✦ Large - scale, relevant and readily available data - sets ✦ Methods, technologies and algorithms that are massively scalable ✦ Computing, storage and transmission continue exponential advances ✦ Rapid rise of global talent and collaboration networks ✦ Tremendous increase in quality of biological data and methods ✦ Rise of sequencing as a highly available, on - demand, low - cost service ✦ Consumers willing to share personal data in near - time ✦ Industries that have an increasing impetus to transform ✦ New generation of investors demanding novel value creation ✦ Executives and entrepreneurs rewarded for rapid change Lantern is at the forefront of this model of A.I. driven transformation in the area of personalized oncology drug development to drive value for cancer patients and our investors. Entering “The Golden Age of A.I.” 10 Mega - Trends Setting The Stage for A.I. Led Transformation in Drug Development & Medicine 10

10 Million > 2018 125 Million > 2019 1 Billion > 2020 8 Billion* > 2021 15 Billion* > 2022 » Rapid identification of potential compounds to rescue and develop » Improved and more nuanced understanding of responder groups, and non - responder groups based on biological networks » Feedback for potential mechanisms to be exploited in target - based development activity Data Points Powering RADR ® The RADR ® Platform Enables... Scientific Value + Patient Value + Curated Data Sources Include: ● Historical Trials ● Proprietary Internal Studies ● Studies & Collaborations w/ Partners ● Active Clinical Trials ● Trials in adjacent drug classes and tumors ● Proprietary Sequencing Campaigns ● Proprietary Drug Sensitivity Studies ● Open Sources from Publications and Research ● Clinical Outcome & Lab Data From Select Groups 11 * - Based on current operational and development plans » More rapid entry into clinical trials and patient subgroups » Robust companion diagnostics that can be used to accelerate trials and commercial traction » Potential for improved patient outcomes with drastically reduced costs and economic burden

1 RADR ® rapidly identifies genetic & biomarker signatures for precision oncology drug development, clinical response prediction and CDx (companion diagnostic) enablement. We continue to invest in the platform’s functionality, scale, and volume of data. RADR ® Platform Continues to Grow in Volume and Functionality RADR ® Platform Key Features & Architecture 12 4.6+ Billion Data points from real world cancer data sets & preclinical studies 150+ Drug - tumor interactions - Over 90%+ of approved cancer drugs 27,000+ Cancer patient clinical histories 85%+ Blinded prediction success

13 * Expected amount of data based on development plan and pipeline • Complete transcriptome data • RNA gene expression data • Drug sensitivity data • DNA copy number and mutation data • Clinical stage of tumor/cancer • Histology of tumor • Patient age and sex • Patient race or ethnicity • Prior treatment history and response • Methylation data Growth in Data Drives Growth in Capabilities 16.7x growth Over Last 12 Months (May 2020 to May 2021) 25 100 275 450 1,100 4,600 8,000 Jan. 2019 Jan. 2020 May 2020 Aug. 2020 Oct. 2020 Apr. 2021 Dec. 2021 * (Datapoints Expressed in Millions)

Investigational Product LP - 300 in combination with chemo doublet - carboplatin and pemetrexed. Development Phase Phase II Indication Relapsed Advanced Primary Adenocarcinoma of the Lung in Never Smoker (Chemo - Naive) Patients After Treatment with Tyrosine Kinase Inhibitors or PD - 1 / PDL - 1 Inhibitors as monotherapy . Study Rationale This study is being conducted in an attempt to determine clinical advantages for this drug combination in the study - defined patient population . Objectives Primary Objective : The primary objective of this study is to determine progression - free survival and objective tumor responses in the study - defined patient population when co - administered LP - 300 combination chemotherapy (carboplatin and pemetrexed) versus carboplatin and pemetrexed alone . Secondary Objectives : Secondary objectives of this study include the determination of overall survival, measurement of circulating tumor DNA (ctDNA), and the correlation of response with genomic characteristics of tumor (through whole genome and RNA sequencing) . Study Design & Population Multicenter, open label, Phase II ; approximately 80 patients to be enrolled . Patients who are never - smokers with lung adenocarcinoma after prior treatment with and relapse from tyrosine kinase inhibitors or PD - 1 / PDL - 1 inhibitors will be eligible for enrollment . The trial will proceed in two stages . In a run - in stage, three patients will be enrolled and treated with the triplet of carboplatin, LP - 300 , and pemetrexed . The second stage of the trial will consist of randomizing patients to one of two arms : carboplatin and pemetrexed versus carboplatin, LP - 300 , and pemetrexed . Updated Clinical Development Plans Submitted to FDA for LP - 300 Phase 2 Trial For Non - smokers With NSCLC 14

15 ● Develop predictive model of sensitivity and a potential signature of biomarkers to identify response patients for 9 - ING - 41. ● 9 - ING - 41 is a widely researched GSK - 3β inhibitor. There are multiple active oncology clinical trials in Phase I - II as monotherapy and in drug combinations. ● Lantern will be receiving equity in Actuate as part of the collaboration. Actuate Therapeutics, Inc. is a private clinical stage biopharmaceutical company focused on the development of compounds for use in the treatment of cancer, and inflammatory diseases leading to fibrosis. Ft. Worth, TX & Chicago, IL Equity - Based Collaboration with Actuate Therapeutics that Leverages RADR ®

Lantern Pharma

Key Value Building Objectives

Foundational Year

Advance Platform
Prepare Trial Launches
Prioritize Additional Compounds

2021

- Planned launch of Ph. 2 clinical trial for LP-300 in NSCLC (non-smokers) in 3Q'21
- Update on LP-100 Ph. 2 EU trial in mCRPC
- Grow RADR® A.I. platform to over 8 billion datapoints
- Identify antibody target and tumor for ADC program
- Results from preclinical work w/ LP-184 in pancreatic, prostate, GBM, ATRT and other tumors
- Launch initial ADC indications in pre-clinical
- Showcase RADR® A.I. platform and drug portfolio during "Lantern Investor Day"

Multiple Streams of Value Creation

Launch Multiple Precision Trials
Leverage Platform for Pharma Partners
Secure Additional Compounds

2022

- Launch Ph. 1 ADC program in solid tumors
- Launch Ph. 1 clinical trial for LP-184 in solid tumors
- Launch Ph. 1/2 clinical trial for LP-184 in GBM
- Progress LP-184 in ATRT towards Ph. 1/2 clinical trial
- Explore potential combinations for LP-184 & LP-300 with other existing approved drugs (inc. I-O agents)
- Strategically grow RADR® A.I. platform to 15 billion datapoints
- Licensing and partnership opportunities

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Q & A LTRN Operating & Financial Results Call May 3, 2021 17